UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway

Coconut Creek, FL 33073

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 26, 2026, Willis Lease Finance Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (as adjourned and reconvened from time to time, the “Annual Meeting”). At the close of business on April 6, 2026, the voting record date, there were 7,604,821 shares of the Company’s common stock, $0.01 par value (the “Common Stock”), issued and outstanding and entitled to vote. At the Annual Meeting, 7,014,117 shares, or 92.23%, of the outstanding Common Stock entitled to vote were represented by proxy or in person. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 24, 2026 (as amended and supplemented from time to time, the “Proxy Statement”).

Each of Proposals 1, 3, 4, and 5 were approved by the stockholders. Proposal 2 refers to the proposed stockholder approval to amend the Company’s certificate of incorporation to effect a three-for-one forward stock split and increase the number of authorized shares of Common Stock and preferred stock, $0.01 par value. In accordance with stockholder approval of Proposal 5, the Annual Meeting was adjourned with respect to Proposal 2 to permit additional time to solicit stockholder votes. The affirmative vote of the holders, voting together as a single class, of not less than eighty percent (80%) of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors is required for the approval of Proposal 2.

The Annual Meeting will reconvene on Tuesday, June 23, 2026, at 10:00 A.M. eastern time. The reconvened Annual Meeting will be held virtually via live webcast. Stockholders who have not yet registered to attend the Annual Meeting may do so prior to the reconvened Annual Meeting at www.proxydocs.com/WLFC. The record date for determining stockholders eligible to vote at the Annual Meeting will remain the close of business on April 6, 2026. Valid proxies submitted prior to the Annual Meeting on May 26, 2026 with respect to Proposal 2 will continue to be valid for the reconvened Annual Meeting on June 23, 2026, unless properly changed or revoked prior to being exercised at the reconvened Annual Meeting on June 23, 2026. The Company’s stockholders who have not already voted or wish to change their vote on Proposal 2 may do so by following the instructions provided in the voting instruction form or proxy card accompanying the Proxy Statement.

Proposal 1: Election of Directors. The stockholders elected one Class I Director for a three-year term expiring at the 2029 Annual Meeting of Stockholders. The voting results were as follows:

Number of Votes Cast:

	For	Against	Abstain	Broker Non-Votes
Stephen Jones	4,234,457	not applicable	2,440,648	339,012

The other directors whose term of office continued after the Annual Meeting were Colm Barrington, Austin C. Willis, Brendan J. Curran and Charles F. Willis IV.

Proposal 3: Advisory Vote on Approval of Executive Compensation. The stockholders cast an advisory vote approving the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement dated April 24, 2026. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
3,989,151	2,671,326	14,628	339,012

Proposal 4: Advisory Vote on the Appointment of Grant Thornton LLP. The stockholders cast an advisory vote ratifying the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
6,987,595	23,144	3,378	0

Proposal 5: Approval of Adjournment of the Annual Meeting. The stockholders approved the adjournment of the Annual Meeting if necessary or appropriate in the view of the Board of Directors to permit further solicitation and voting of proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 2. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
5,475,476	1,193,635	5,994	339,012

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding prospects or future results of operations or financial position, made in this proxy statement are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons, including, among others, market conditions and demand, risks associated with owning and leasing jet engines and aircraft competitive factors, changes in business strategy or development plans, and general economic and business conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: May 27, 2026

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Name: Scott B. Flaherty
Title: Executive Vice President and Chief Financial Officer